United States

Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

STRATTON MID CAP VALUE FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transactions applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

STRATTON MUTUAL FUNDS

Stratton Mid Cap Value Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc. - Stratton Small Cap Value Fund (the “Stratton Mutual Funds”)

August 26, 2015

Dear Shareholder:

On August 1, 2015, Susquehanna Bancshares, Inc., the parent company of Stratton Management Company, the Stratton Mutual Funds’ former investment adviser, was acquired by BB&T Corporation (“BB&T”) (the “Transaction”). The Transaction resulted in the assignment and termination of the Stratton Mutual Funds’ investment advisory agreements with Stratton Management Company on August 1, 2015.

To avoid disruption of the investment management programs of the Stratton Mutual Funds, the Boards of Directors of the Funds approved an interim advisory agreement on behalf of each Fund on July 13, 2015 (each an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) with Sterling Capital Management LLC (“Sterling Capital”). The Interim Advisory Agreements became effective upon consummation of the Transaction on August 1, 2015. Under the terms of the Interim Advisory Agreements, during the interim period and until shareholder approval of each New Advisory Agreement (for up to 150 days from consummation of the Transaction), Sterling Capital is acting as investment adviser to each Stratton Mutual Fund on substantially the same terms and with the same fee structure as Stratton Management Company did previously up until the consummation of the Transaction. Each member of the Stratton Mutual Funds’ portfolio management teams prior to the Transaction has become an employee of Sterling Capital and continues to manage the Funds’ portfolios. The compensation earned by Sterling Capital is currently being held in an interest bearing escrow account until shareholder approval of the New Advisory Agreements.

The enclosed proxy statement describes, and solicits shareholder approval of, new investment advisory agreements (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between each of the Stratton Mutual Funds and Sterling Capital in connection with the Transaction. The New Advisory Agreements are necessary because of certain provisions of the Investment Company Act of 1940, which governs the Stratton Mutual Funds, as discussed in the proxy statement. The Boards of Directors of the Stratton Mutual Funds unanimously recommend that you vote FOR approval of your Fund’s New Advisory Agreement.

You will also be receiving a separate proxy statement soliciting your vote to approve a potential reorganization (each, a “Reorganization”) of each of the Stratton Mutual Funds into a corresponding series of the Sterling Capital Funds (the “Sterling Funds”). The Reorganizations contemplate reorganizing each of the Stratton Mutual Funds into Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, each a newly-created series of the Sterling Funds that is designed to be substantially similar from an investment perspective to each of the Stratton Mutual Funds except that each of the Sterling Funds is generally subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Stratton Mutual Fund. It is anticipated that the Reorganization could occur shortly after, or in lieu of, Sterling Capital managing the Stratton Mutual Funds pursuant to the New Advisory Agreements. The shareholder meeting to approve the proposed Reorganizations is currently scheduled for the same date and time as the Special Meeting.

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by mail, telephone at 1-800-690-6903, Internet at www.proxyvote.com or in person. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help us to avoid the expense of a follow-up mailing by voting today.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,
/s/ Gerald M. Van Horn
Chairman of Stratton Mutual Funds

STRATTON MUTUAL FUNDS

Stratton Mid Cap Value Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc. - Stratton Small Cap Value Fund

150 South Warner Road

Suite 460-A

King of Prussia, PA 19406

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of Stratton Mid Cap Value Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small Cap Value Fund, a separate series of The Stratton Funds, Inc., (each a “Fund” and collectively, the “Funds”), will be held on October 28, 2015 at 9:00 a.m., Eastern Time, at the offices of the Funds’ investment adviser, Sterling Capital Management LLC (“Sterling Capital”), at 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406. The Special Meeting is being held to consider and vote on the following proposals:

•	To approve a new investment advisory agreement between Sterling Capital and the Stratton Mid Cap Value Fund;

•	To approve a new investment advisory agreement between Sterling Capital and the Stratton Real Estate Fund;

•	To approve a new investment advisory agreement between Sterling Capital and the Stratton Small Cap Value Fund; and

•	To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

Shareholders of record of the Funds at the close of business on July 30, 2015, are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof.

Shareholders are invited to attend in person. If you plan to attend the Special Meeting, please so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling the number provided on your proxy card and following the instructions on the recorded message; or (3) on the Internet by following the instructions printed on your proxy card. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

If you have any questions before you vote, please do not hesitate to call 1-877-658-1531.

By Order of the Boards of Directors,

/s/ Patricia L. Sloan
Secretary
August 26, 2015

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (the “Board” or “Directors”) of Stratton Mid Cap Value Fund, Inc. (“STRGX”), Stratton Real Estate Fund, Inc. (“STMDX”), and Stratton Small Cap Value Fund (“STSCX”), a separate series of The Stratton Funds, Inc., (each a “Fund” and collectively, the “Funds”), for use at the Joint Special Meeting of Shareholders (the “Special Meeting”), and any adjournment thereof, of the Funds, to be held on October 28, 2015 at 9:00 a.m. Eastern Time, at the offices of Sterling Capital Management LLC, the Funds’ investment adviser (“Sterling Capital”), at 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406.

This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are expected to be mailed to shareholders of record on August 28, 2015.

It is expected that the solicitation of proxies will be made primarily by mail and telephone. The officers and service contractors of the Funds may also solicit proxies by telephone, facsimile, Internet or personal interview, and will tabulate proxies. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Funds to forward solicitation material to their principals to obtain authorizations for the execution of proxies.

All proxies solicited by the Board that are properly executed and received by the Secretary of the Funds before the Special Meeting will be voted at the Special Meeting in accordance with the shareholders’ instructions. Shareholders may also vote by telephone at 1-800-690-6903 or Internet at www.proxyvote.com as described below under “OTHER INFORMATION — Telephone and Internet Voting Instructions” or by attending the Special Meeting and electing to vote in person. Information on how to obtain directions to be able to attend the meeting and vote in person can be requested by calling 610-941-1107.

Any shareholder giving a proxy may revoke or change their vote at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy to the Funds, or by attending the Special Meeting and electing to vote in person, or by following the instructions on the proxy card for voting by telephone or Internet. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” all proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Special Meeting in accordance with the rules under the Securities Exchange Act of 1934.

The close of business on July 30, 2015 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting. Shareholders are entitled to vote the number of shares held on the Record Date. Each full share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. On July 30, 2015, the Funds had shares outstanding that are entitled to vote at the Special Meeting as follows:

Fund	Shares Outstanding
STRGX	1,247,240.346
STMDX	2,763,183.804
STSCX	19,247,256.002

Each Fund is a separate legal entity and holders vote separately as shareholders of each Fund. The following summarizes the proposals to be voted on by the shareholders of each Fund at the Special Meeting:

Proposal	Shareholders Solicited
To approve a new investment advisory agreement between STRGX and Sterling Capital (the “New STRGX Agreement”)	Shareholders of STRGX

Proposal	Shareholders Solicited
To approve a new investment advisory agreement between STMDX and Sterling Capital (the “New STMDX Agreement”)	Shareholders of STMDX

Proposal	Shareholders Solicited
To approve a new investment advisory agreement between The Stratton Funds, Inc., on behalf of STSCX, and Sterling Capital (the “New STSCX Agreement”)	Shareholders of STSCX

The New STRGX Agreement, New STMDX Agreement and New STSCX Agreement are sometimes collectively referred to in this Proxy Statement as the “New Advisory Agreements.”

The Funds also will transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

A quorum for each Fund shall consist of a majority of the shares issued, outstanding and entitled to vote. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the same effect as casting a vote against a proposal. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining if a quorum is present, but as not entitled to vote and will have the effect of a vote against approval of a proposal.

In the event that a quorum of the outstanding shares of each Fund are not represented at the Special Meeting or at any adjournment thereof or, even though a quorum is so represented, in the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting to be held within a reasonable time after the date originally set for the Special Meeting, and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote those proxies which instruct them to vote in favor of a proposal in favor of any such adjournment, and will vote those proxies which instruct them to vote against or to abstain from voting on a proposal against any such adjournment. Any such adjournment must be approved by a majority of the shares voting on the matter.

You will also be receiving a separate proxy statement soliciting your vote to approve a potential reorganization (each a “Reorganization”) of each of the Funds into a corresponding series of the Sterling Capital Funds (the “Sterling Funds”). The Reorganizations contemplate reorganizing each of the Funds into Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, each a newly-created series of the Sterling Funds that is designed to be substantially similar from an investment perspective to the corresponding Fund except that each of the Sterling Funds is generally subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Fund. It is anticipated that the Reorganization could occur shortly after, or in lieu of, Sterling Capital managing the Stratton Mutual Funds pursuant to the New Advisory Agreements. The shareholder meeting to approve the proposed Reorganizations is currently scheduled for the same date and time as the Special Meeting. The Board knows of no business, other than the proposed Reorganizations and that specifically mentioned in the Notice of Special Meeting of Shareholders, that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting in accordance with the rules under the Securities Exchange Act of 1934, the proxy holders will vote therein in accordance with their best judgment.

The Funds will furnish to shareholders upon request, without charge, copies of their most recent Annual Report to shareholders and their most recent Semi-Annual Report succeeding the Annual Report. Requests for such reports should be directed to the Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9801, Providence, RI 02940, or made by calling 1-800-472-4266 or by email request to email@strattonfunds.com. Such reports may also be downloaded at www.strattonfunds.com and are not to be regarded as proxy soliciting material.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON OCTOBER 28, 2015: The Proxy Statement for the Special

Meeting is available at www.proxyvote.com.

INFORMATION APPLICABLE TO THE PROPOSALS

Background

Under interim investment advisory agreements between Sterling Capital and each of the Funds (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”), Sterling Capital currently serves as the investment adviser to each of the Funds and is responsible for each Fund’s overall investment strategy and its implementation. Sterling Capital has served as investment adviser to each of the Funds since August 1, 2015. Prior to that date, Stratton Management Company (“SMC”) served as investment adviser to each of the Funds pursuant to investment advisory agreements between SMC and each of the Funds (each, a “Prior Advisory Agreement” and collectively, the “Prior Advisory Agreements”).

On November 13, 2014, Susquehanna Bancshares, Inc. (the “Company”), the parent company of SMC, announced that the Company had signed a definitive agreement and plan of merger pursuant to which BB&T Corporation (“BB&T”), a publicly owned Financial Holding Company headquartered in Winston-Salem, North Carolina, would offer to purchase all the Company’s outstanding common stock and convert the Company’s restricted shares to shares of BB&T common stock, subject to certain conditions (the “Transaction”). The Transaction closed on August 1, 2015, on which date Sterling Capital assumed the role of investment adviser to the Funds. The SMC management team and personnel who provided services to the Funds prior to August 1, 2015 became employees of Sterling Capital and continued managing the Funds.

Founded in 1970, Sterling Capital has more than 100 seasoned investment professionals who manage more than $50 billion (as of 6/30/15) for clients in 40 states and 9 countries. Sterling Capital is an independently managed subsidiary of BB&T Corporation. As of June 30, 2015, BB&T is one of the largest financial services holding companies in the U.S. with $191 billion in assets and market capitalization of $29.6 billion. Based in Winston-Salem, N.C., the company operates 1,903 financial centers in 13 states and Washington, D.C., and offers a full range of consumer and commercial banking, securities brokerage, asset management, mortgage and insurance products and services. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970.

The Transaction resulted in a change in control of SMC and, therefore, constituted an “assignment” of the Prior Advisory Agreements within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

In anticipation of the assignment of the Prior Advisory Agreements, which occurred on August 1, 2015, the Board met in person on March 24, 2015, April 28, 2015 and May 18, 2015, telephonically on May 22, 2015, and again in person on July 13, 2015 (collectively, the “Meetings”) for purposes of, among other things, to consider whether it would be in the best interests of each of the Funds and their shareholders to approve the New Advisory Agreements and Interim Advisory Agreements.

The terms of each New Advisory Agreement are substantially the same as the terms of its corresponding Prior Advisory Agreement and Interim Advisory Agreement. Forms of the New Advisory Agreements are attached as Appendices A, B and C.

To avoid disruption of the investment management program of the Funds, the Board of Directors of the Funds approved an Interim Advisory Agreement on behalf of each Fund on July 13, 2015. The Interim Advisory Agreements were approved pursuant to Rule 15a-4 under the 1940 Act. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Advisory Agreements:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the Fund’s board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the Fund’s board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the Fund’s board of directors or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the Fund’s board, including a majority of the independent directors; and

(vi) the interim contract provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders. If a majority of the Fund’s outstanding voting securities do not approve a contract with the adviser, the adviser will be paid, out of the escrow account, the lesser of: (1) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (2) The total amount in the escrow account (plus interest earned).

The Interim Advisory Agreements became effective upon consummation of the Transaction on August 1, 2015. Pursuant to the Interim Advisory Agreements, during the interim period and until shareholder approval of the New Advisory Agreements, Sterling Capital is acting as investment adviser to each Fund on substantially the same terms and with the same fee structure as under the Prior Advisory Agreements, except that the compensation earned by Sterling Capital is being held in an interest bearing escrow account until shareholder approval of the applicable New Advisory Agreements.

It is also contemplated that each of the Funds will be reorganized into a corresponding series of the Sterling Funds (each, a “Reorganization”). The Reorganizations contemplate reorganizing each of the Funds into Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, each a newly-created series of the Sterling Funds that is designed to be substantially similar from an investment perspective to the corresponding Fund except that each of the Sterling Funds is generally subject to fewer investment restrictions and as such may invest in a wider variety of securities than the corresponding Fund. It is anticipated that the Reorganizations could occur shortly after, or in lieu of, Sterling Capital managing the Stratton Mutual Funds pursuant to the New Advisory Agreements proposed by the enclosed proxy statement. You will be receiving a separate proxy statement soliciting your vote to approve the potential Reorganizations. The shareholder meeting to approve the proposed Reorganizations is currently scheduled for the same date and time as the Special Meeting.

Certain of the Funds’ Directors and officers are also employees of Sterling Capital. Gerald M. Van Horn, Chairman, Chief Executive Officer and a Director of the Funds, and Shawn M. Gallagher, Andrew T. DiZio, Michelle A. Whalen and Patricia L. Sloan, each an officer of the Funds, also serve as employees of Sterling Capital.

In the event shareholders of the Funds do not approve a Fund’s New Advisory Agreement, the Board will take such action as it deems to be in the best interests of such Fund and its shareholders, including considering other alternatives for such Fund, such as identifying other potential investment advisers to manage the Fund, identifying other trusts to reorganize the Fund into or liquidating the Fund. Shareholders of each Fund vote separately on the Fund’s New Advisory Agreement; approvals of the proposals are not dependent on each other.

Information Concerning the Prior Advisory Agreements, Interim Advisory Agreements and the New Advisory Agreements

The terms of each New Advisory Agreement are substantially the same as the terms of its corresponding Prior Advisory Agreement and Interim Advisory Agreement.

If a New Advisory Agreement is approved by shareholders, it will become effective immediately and will continue in effect for an initial period of not more than two years. Thereafter, a New Advisory Agreement will continue annually, provided that its continuance is approved by the Directors, including a majority of the Directors who are not parties to the New Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), at a meeting called for that purpose, or by vote of a majority of the outstanding shares of the applicable Fund. The Board, including the Independent Directors, last approved the continuance of the Prior Advisory Agreements until April 30, 2016 at an in-person meeting on April 28, 2015. The Board, including the Independent Directors, approved the Interim Advisory Agreements on July 13, 2015.

Each Prior Advisory Agreement and its corresponding New Advisory Agreement provide that they may be terminated by a Fund at any time, without the payment of any penalty, by the Board of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days written notice to SMC with respect to the Prior Advisory Agreements and Sterling Capital with respect to the New Advisory Agreements. Each Interim Advisory Agreement provides that it may be terminated by a Fund at any time, without the payment of any penalty, by the Board of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund on 10 days written notice to Sterling Capital. Each Prior and Interim Advisory Agreement and its corresponding New Advisory Agreement provide that they may be terminated by SMC or Sterling Capital, as applicable, at any time, without the payment of any penalty, upon 60 days written notice to a Fund. Each Prior and Interim Advisory Agreement and its corresponding New Advisory Agreement also provide that they will automatically terminate in the event of an assignment.

Information Regarding Sterling Capital

Sterling Capital is an investment adviser registered with the Securities and Exchange Commission (“SEC”). Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation. BB&T Corporation, with headquarters at 200 West Second Street, Winston-Salem, North Carolina 27101, owns the majority of the interests of Sterling Capital. Sterling Capital manages and supervises the investment of the Sterling Funds’ assets on a discretionary basis, subject to oversight by the Sterling Funds’ Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of June 30, 2015, Sterling Capital had approximately $50 billion in assets under management.

Shawn M. Gallagher, CFA, is primarily responsible for the day-to-day management of the Mid Cap Value Fund. He has managed the Fund since 2012. He was named President of the Fund in 2012 and has worked on the Fund since 2010. He is currently a Director and Portfolio Manager with Sterling Capital. Andrew T. DiZio, CFA, is primarily responsible for the day-to-day management of the Real Estate Fund. He has managed the Fund since 2012. He was named President of the Fund in 2012. He is currently a Director and Portfolio Manager with Sterling Capital. Gerald M. Van Horn, CFA, manages the Small Cap Value Fund. He is President of the Fund. Mr. Van Horn has managed the Fund since 2000. He has been a Director, and Chairman and CEO of the Funds since 2013. He is currently an Executive Director and Portfolio Manager with Sterling Capital.

Sterling Capital’s principal executive officers and directors and their principal occupations are shown below. The address of each such person is the same as that of Sterling Capital.

Name	Title at Sterling Capital and Principal Occupation
Alexander W. McAlister	Senior Managing Director, President of Sterling Capital
Scott A. Haenni	Managing Director, Chief Operating Officer of Sterling Capital
Brian M. Moran	Executive Director, Chief Compliance Officer of Sterling Capital
Eduardo Brea	Senior Managing Director of Sterling Capital
Mark M. Montgomery	Senior Managing Director of Sterling Capital
Richard T. Lacoff	Senior Managing Director of Sterling Capital
George F. Shipp	Senior Managing Director of Sterling Capital
Jeffrey J. Schappe	Managing Director of Sterling Capital
James C. Willis	Managing Director of Sterling Capital
Timothy P. Beyer	Managing Director of Sterling Capital
Farley C. Shiner	Managing Director of Sterling Capital
Richard E. Fowler	Member of the Board of Directors of Sterling Capital, President and Chief Executive Officer of AFCO, CAFO and Prime Rate Premium Finance Companies
John B. Jung	Member of the Board of Directors of Sterling Capital, Senior Managing Director of BB&T and Head of BB&T Capital Markets

The Funds did not pay commissions to any affiliated broker during the fiscal year ended December 31, 2014.

Matters Considered by the Board

At an in-person meeting of the Board held on July 13, 2015, the Board considered approval of the New Advisory Agreements and Interim Advisory Agreements. The 1940 Act requires an investment advisory agreement to be approved by both the Board and a majority of the Independent Directors voting separately. The Board also held in-person meetings on March 24, 2015, April 28, 2015 and May 18, 2015 and a telephonic meeting on May 22, 2015 (collectively with the July 13, 2015 meeting, the “Meetings”) with SMC and independent counsel to the Board, to further discuss the Transaction and the services to be provided by Sterling Capital under the New Advisory Agreements and Interim Advisory Agreements. The Board also met with Sterling Capital to discuss such matters at the March 24, 2015 meeting. At the meeting held on April 28, 2015, the Board also approved the continuance of the Prior Advisory Agreements. To assist the Board with its consideration of the New Advisory Agreements and Interim Advisory Agreements, the Board received various written materials, including: (i) information concerning advisory personnel of SMC and Sterling Capital; (ii) a memo from counsel to the Funds to assist the Board in its consideration of the continuance of the Prior Advisory Agreements, and the approval of the New Advisory Agreements and the Interim Advisory Agreements; (iii) information on the internal compliance procedures of SMC and Sterling Capital; (iv) comparative information showing how the proposed fee schedules of each Fund and anticipated operating expenses compare to other registered investment companies that follow investment strategies similar to those of the Funds; (v) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the performance of each Fund compared to other registered investment companies that follow investment strategies similar to those of such Fund; and (vii) information on any legal proceedings or regulatory audits or investigations affecting SMC and Sterling Capital.

The Independent Directors also met in executive sessions to further discuss the terms of the New Advisory Agreements and Interim Advisory Agreements and the information provided by SMC and Sterling Capital.

The Directors, including the Independent Directors, reviewed various factors, detailed information provided by SMC and Sterling Capital at the Meetings and at other times throughout the year, and other relevant information and factors including the following:

The nature, extent, and quality of the services

The Directors considered the scope and quality of services to be provided by Sterling Capital under the New Advisory Agreements and Interim Advisory Agreements. The Directors considered the quality of the investment research capabilities of Sterling Capital and the other resources Sterling Capital will dedicate to performing services for the Funds. The quality of other services, including Sterling Capital’s assistance in the coordination of the activities of some of the other service providers for the Funds, was also considered. The Directors also considered the nature and quality of the services to be provided by Sterling Capital to the Funds in light of their experience as Directors of the Funds and their confidence in Sterling Capital’s integrity and competence gained from that experience. The Directors concluded that Sterling Capital had the quality and depth of personnel and investment methods essential to perform its duties under the New Advisory Agreements and Interim Advisory Agreements and that the nature and the proposed cost of such advisory services were fair and reasonable in light of the services provided. The Directors also considered that in addition to the portfolio managers, each of the SMC employees that work on the Funds was expected to be employed by Sterling Capital and/or BB&T.

SMC’s historical performance in managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. This data compared the performance of each Fund to the performance of certain funds in its peer group, as categorized by an independent third party, over annualized one-, two-, three-, four-, five- and ten-year periods ended at March 31, 2015. The comparative information showed that the performance of: (i) the Stratton Mid Cap Value Fund compared favorably to such other similar funds for the two- and three-year periods and was just below the average for the one-, four-, five- and ten-year periods; (ii) the Stratton Real Estate Fund compared favorably to such other similar funds for the one-, two-, three- and four-year periods and was just below the average for the five- and ten-year periods; and (iii) the Stratton Small Cap Value Fund compared favorably to such other similar funds for the three-, four-, five- and ten-year periods and was just below the average for the one- and two-year periods. The Directors also considered the Funds’ historical performance against their performance benchmarks. Based upon their review, the Directors concluded that the investment performance of each Fund over time had been satisfactory. The Directors noted that in addition to the information received for the meeting, the Directors also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors did not consider the performance of other accounts of SMC as there were no accounts similar enough to be relevant. The Directors also noted that the investment management team that had performed services to the Funds under the Prior Advisory Agreements would also be performing those same services to the Funds under the New Advisory Agreements and Interim Advisory Agreements.

The costs of the services to be provided by Sterling Capital and the profits to be realized by Sterling Capital and its affiliates from the relationship with the Funds

The Directors then considered the costs of the services provided by Sterling Capital, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Board compared the services to be provided and the amounts to be paid under the New Advisory Agreements with those under other investment advisory contracts, including contracts between other investment advisers and funds within the Funds’ peer groups and contracts between Sterling Capital and other clients. The Directors believed that these comparisons supported the conclusion that the New Advisory Agreements were in the best interests of shareholders. The Directors considered certain benefits Sterling Capital realizes due to its relationship with the Funds. In particular, they noted that Sterling Capital has soft dollar arrangements under which certain brokers may provide industry research to Sterling Capital’s portfolio managers through the use of a portion of the brokerage commissions generated from Sterling Capital’s trading activities on behalf of the Funds. The Directors acknowledged that the shareholders of the Funds also benefit from these soft dollar arrangements because Sterling Capital is able to receive this research, which is used in the management of the portfolios of each Fund, by aggregating securities trades.

The Directors also considered the advisory fees of each Fund in comparison to the advisory fees of funds within the Funds’ peer groups and believed such comparisons to be favorable to the Funds, other than the Stratton Small Cap Value Fund, which was slightly higher than the average for its peer group.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that Sterling Capital could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by Sterling Capital relating to its estimated costs, and information comparing the fee rate to be charged by Sterling Capital with fee rates charged by other unaffiliated investment advisors to their clients. The Directors concluded that the fee structure was reasonable in view of the information provided by Sterling Capital. The Directors also considered that the fee structure currently does not provide for a sharing of economies of scale in the current environment.

The Board concluded that approval of the New Advisory Agreements is in the best interests of shareholders. The Directors considered that the Transaction will allow the management team and investment personnel of the Funds to continue to operate independently, while having access to the additional resources of the larger BB&T and Sterling Capital organizations. The Directors also considered that: (i) the management team and personnel providing services to the Funds would remain unchanged following the Transaction; (ii) the terms and conditions of each New Advisory Agreement will be substantially the same as those of its corresponding Prior Advisory Agreement; and (iii) the fees payable by a Fund under its New Advisory Agreement will be the same as fees payable under the corresponding Prior Advisory Agreement.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Directors also considered whether the arrangement between the Sterling Capital and the Funds complies with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Funds cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Funds or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for the Funds).

In connection with the first condition of Section 15(f), the Directors noted that, at the time of the meeting, 71% of the Directors are currently not “interested persons” (as defined in the 1940 Act) of SMC. However, the Board noted that, in order to comply with this provision of Section 15(f), Mr. Bernard A. Francis, Jr., an “interested director,” would be resigning from the Board effective as of the consummation of the Transaction so that at least 75% of the Directors would not be “interested persons” of either SMC or Sterling Capital. With respect to the second condition of Section 15(f), Sterling Capital has represented and the Board has concluded that the Transaction will not have an economic impact on Sterling Capital’s ability to provide services to the Funds and that the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Transaction, and the Interim Advisory Agreements provide that no fee increases will occur. Sterling Capital has represented that neither Sterling Capital nor any interested person of

Sterling Capital will receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f).

The Board also considered the requirements of Rule 15a-4, as described herein. Management represented to the Board and the Board concluded that the Transaction complies with all the requirements of Rule 15a-4.

The Directors, including the Independent Directors, unanimously approved the New Advisory Agreements and Interim Advisory Agreements and authorized submitting them to the Funds’ shareholders for approval.

Vote Required and Recommendation

The affirmative vote of a “majority of the outstanding voting securities” of each Fund is required for approval of each proposal. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than fifty (50) percent of the outstanding shares of stock of a Fund on the Record Date or (ii) sixty-seven (67) percent or more of the shares of stock of a Fund present at the Special Meeting if more than fifty (50) percent of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Special Meeting.

INFORMATION APPLICABLE TO THE PROPOSALS:

PROPOSAL: APPROVAL OF THE NEW STRGX AGREEMENT

SMC formerly provided investment advisory services to STRGX pursuant to an investment advisory agreement between STRGX and SMC dated as of March 28, 2008 (the “Prior STRGX Agreement”). Sterling Capital currently provides investment advisory services to STRGX pursuant to an interim investment advisory agreement (the “Interim STRGX Agreement”) dated August 1, 2015. The terms of the Prior STRGX Agreement, Interim STRGX Agreement and New STRGX Agreement are substantially the same. Under the New STRGX Agreement, Sterling Capital will continue to act as the investment adviser to STRGX. The management team and investment personnel of SMC that managed STRGX under the Prior STRGX Agreement and became employees of Sterling Capital following the close of the Transaction currently manage STRGX and will continue to manage STRGX under the New STRGX Agreement. Under the Prior, Interim and New STRGX Agreements, SMC and Sterling Capital, as applicable, are entitled to a fee, calculated daily and paid monthly, at the annual rate of 0.75% of STRGX’s average daily net assets. Currently, compensation earned by Sterling Capital under the Interim STRGX Agreement is being held in an interest bearing escrow account until shareholder approval of the New STRGX Agreement. For the fiscal year ended December 31, 2014, STRGX paid SMC $652,605 pursuant to the Prior STRGX Agreement. The Prior STRGX Agreement was last submitted to a vote of shareholders on March 28, 2008 in connection with the acquisition by the Company of Stratton Holding Company, parent company of SMC. The Interim STRGX Agreement was not submitted to a vote of shareholders; rather, the Board of Directors of the Funds approved the Interim STRGX Agreement on behalf of STRGX on July 13, 2015 in connection with the Transaction and pursuant to Rule 15a-4 under the 1940 Act.

PROPOSAL: APPROVAL OF THE NEW STMDX AGREEMENT

SMC formerly provided investment advisory services to STMDX pursuant to an investment advisory agreement between STMDX and SMC dated as of March 28, 2008 (the “Prior STMDX Agreement”). Sterling Capital currently provides investment advisory services to STMDX pursuant to an interim investment advisory agreement (the “Interim STMDX Agreement”) dated August 1, 2015. The terms of the Prior STMDX Agreement, Interim STMDX Agreement and New STMDX Agreement are substantially the same. Under the New STMDX Agreement, Sterling Capital will continue to act as the investment adviser to STMDX. The management team and investment personnel of SMC that managed STMDX under the Prior STMDX Agreement and became employees of Sterling Capital following the close of the Transaction currently manage STMDX and will continue to manage STMDX under the New STMDX Agreement. Under the Prior, Interim and New STMDX Agreements, SMC or Sterling Capital, as applicable, are entitled to a fee, calculated daily and paid monthly, at the annual rate of 0.625% of STMDX’s average daily net assets. Currently, compensation earned by

Sterling Capital under the Interim STMDX Agreement is being held in an interest bearing escrow account until shareholder approval of the New STMDX Agreement. For the fiscal year ended December 31, 2014, STMDX paid SMC $532,385 pursuant to the Prior STMDX Agreement. The Prior STMDX Agreement was last submitted to a vote of shareholders on March 28, 2008 in connection with the acquisition by the Company of Stratton Holding Company, parent company of SMC. The Interim STMDX Agreement was not submitted to a vote of shareholders; rather, the Board of Directors of the Funds approved the Interim STMDX Agreement on behalf of STMDX on July 13, 2015 in connection with the Transaction and pursuant to Rule 15a-4 under the 1940 Act.

PROPOSAL: APPROVAL OF THE NEW STSCX AGREEMENT

SMC formerly provided investment advisory services to STSCX pursuant to an investment advisory agreement between STSCX and SMC dated as of March 28, 2008 (the “Prior STSCX Agreement”). Sterling Capital currently provides investment advisory services to STSCX pursuant to an interim investment advisory agreement (the “Interim STSCX Agreement”) dated August 1, 2015. The terms of the Prior STSCX Agreement, Interim STSCX Agreement and New STSCX Agreement are substantially the same. Under the New STSCX Agreement, Sterling Capital will continue to act as the investment adviser to STSCX. The management team and investment personnel of SMC that managed STSCX under the Prior STSCX Agreement and became employees of Sterling Capital following the close of the Transaction currently manage STSCX and will continue to manage STSCX under the New STSCX Agreement. Under the Prior, Interim and New STSCX Agreements, SMC and Sterling Capital, as applicable, are entitled to a fee, calculated daily and paid monthly, at the annual rate of 0.90% of STSCX’s average daily net assets. Currently, compensation earned by Sterling Capital under the Interim STSCX Agreement is being held in an interest bearing escrow account until shareholder approval of the New STSCX Agreement. For the fiscal year ended December 31, 2014, STSCX paid SMC $11,545,962 pursuant to the Prior STSCX Agreement. The Prior STSCX Agreement was last submitted to a vote of shareholders on March 28, 2008 in connection with the acquisition by the Company of Stratton Holding Company, parent company of SMC. The Interim STSCX Agreement was not submitted to a vote of shareholders; rather, the Board of Directors of the Funds approved the Interim STSCX Agreement on behalf of STSCX on July 13, 2015 in connection with the Transaction and pursuant to Rule 15a-4 under the 1940 Act.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE PROPOSALS.

OTHER INFORMATION

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet. Available 24 hours a day 7 days a week.

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the telephone within the U.S. and Canada

•	Call the toll free number provided on your proxy card at any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

To vote using the Internet

•	Follow the instructions printed on your proxy card.

Control Persons and Principal Holders of Securities

To the knowledge of the Funds, as of the Record Date, no Director or officer owned, on an individual basis, more than 1% of the outstanding shares of any Fund. As of the Record Date, beneficial ownership in the Funds by the Directors and officers, as a group, was as follows:

Fund	Amount of Shares Owned	Percent Owned
STRGX	20,462.11	1.64%
STMDX	35,292.82	1.28%
STSCX	27,432.13	0.14%

As of the Record Date, the following shareholders held beneficially 5% or more of the outstanding shares of one or more of the Funds as indicated below. An investor who beneficially holds, directly or indirectly, more than 25% of the interests of a Fund is presumed to “control” (as defined in the 1940 Act) that Fund.

Fund	Name and Address	Amount of Shares Owned	Percent Owned
STRGX	Charles Schwab & Co Inc. Reinvest Acct Attn: Book Entry 8th Floor 101 Montgomery Street San Francisco, CA 10292-2008	336,630.788	26.99%

	SEI Private Trust Company c/o Mellon Bank Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	160,491.645	12.86%

STMDX	Charles Schwab & Co Inc. Reinvest Acct Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	385,349.032	13.94%

	National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	283,067.707	10.24%

Fund	Name and Address	Amount of Shares Owned	Percent Owned

STSCX	Charles Schwab & Co Inc. SPL CSTY A/C FBO Customers Reinvest Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	4,633,782.852	24.09%

	Wells Fargo Bank, NA FBO Omnibus Account P.O. Box 1533 Minneapolis, MN 55480	4,146,719.694	21.56%

	National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	3,311,987.208	17.22%

	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	3,221,973.803	16.75%

Expenses

Sterling Capital will pay the expenses incurred in connection with the Special Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The Funds will not incur any of the costs in connection with the Special Meeting.

Solicitation of Proxies

Solicitation will be primarily by mail and telephone. Officers of the Funds or regular employees of Sterling Capital may also solicit without compensation by telephone or personal contact. Solicitation may also be made by Broadridge Financial Solutions, Inc. (“Broadridge”), a paid proxy solicitation firm, at an estimated cost of $300,000, which will be paid by Sterling Capital. The agreement with Broadridge provides for indemnification of Broadridge in certain circumstances and requires Broadridge to keep certain information confidential.

Administrator

BNY Mellon Investment Servicing (US) Inc. serves as administrator of the Funds (the “Administrator”). The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s office is located at 760 Moore Road, King of Prussia, PA 19406-1212.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108, serves as the independent registered public accounting firm to the Funds.

Principal Underwriter

Foreside Funds Distributors LLC serves as the principal underwriter to the Funds for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of each Fund. The business address for Foreside Funds Distributors LLC is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

Investor Proposals and Communications with Board

The Articles of Incorporation of each Fund do not require that an annual meeting of shareholders be held each year. The Funds do not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Any shareholder who wishes to submit a proposal to be considered at a future meeting must do so within a reasonable time before proxy materials are printed and mailed. The Board has not adopted formal procedures for investor communications with the Board.

Delivery of Proxy Statement

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We are only delivering one proxy statement to multiple shareholders sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your financial intermediary or direct a written request to your Fund, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212 or call toll-free 1-800-472-4266. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their financial intermediary or the Funds directly.

Other Business

The Board knows of no business other than that specifically mentioned in the Notice of Joint Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A: FORM OF INVESTMENT ADVISORY AGREEMENT OF STRATTON MID CAP VALUE FUND, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of            , 2015 between Stratton Mid Cap Value Fund, Inc., a Maryland corporation (the “Fund”), and Sterling Capital Management LLC, a North Carolina limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund pursuant to an interim investment advisory agreement between the Fund and the Adviser dated as of August 1, 2015 (the “Current Agreement”);

WHEREAS, the Current Agreement will automatically terminate upon the approval of this agreement (the “Agreement”) by the Fund’s shareholders or approval of the reorganization of the Fund into Sterling Capital Stratton Mid Cap Value Fund by the Fund’s shareholders; and

WHEREAS, the Fund and the Adviser wish to enter into this Agreement to replace the Current Agreement upon termination of the Current Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

SECTION 1.  Investment Advisory Services.

The Fund hereby engages the Adviser to act as its investment adviser subject to the terms and conditions herein set forth. The Adviser shall use its staff and other facilities to conduct and maintain a continuous review of the Fund’s portfolio of securities and investments, and shall from time to time recommend to the Fund what securities, in the Adviser’s opinion, should be purchased or sold by the Fund, what portion of the assets of the Fund should remain uninvested, and the extent to which the Fund should otherwise use its investment powers. In conducting such review and making such recommendations, the Adviser shall be guided by the Fund’s investment policies as delineated and limited by the statements contained in documents filed with the Securities and Exchange Commission as amended from time to time, by policies adopted by the Fund’s Board of Directors (the “Board”), and by the provisions of the Investment Company Act of 1940 and the rules promulgated thereunder, so that at all times the Fund shall be in compliance with its policies and the Investment Company Act of 1940. The Fund agrees to supply the Adviser with copies of all such documents and to notify the Adviser of any changes in the Fund’s investment policies and restrictions.

In rendering such investment advisory services to the Fund pursuant to this Agreement, the Adviser may at its own expense employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing the Adviser or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities and such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of the Adviser’s obligations hereunder or otherwise helpful to the Fund.

The Adviser and any person performing executive, administrative or trading functions for the Fund whose services were made available to the Fund by the Adviser is authorized to recommend that the Fund pay, or cause the Fund to pay, brokerage commissions to any member of a securities exchange or securities broker or dealer which may be in excess of the amount which another member of such an exchange or broker or dealer would have charged for effecting such transaction, if the Adviser or such officer or employee determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such term is defined in Section 28(e)(3) of the Securities Exchange Act of 1934 and the rules, regulations and releases of the Securities and Exchange Commission thereunder) provided by such member or broker or dealer with respect to the Adviser’s services hereunder, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund.

SECTION 2.  Resumes and Reports, Etc.

The Adviser should maintain a continuous record of all the investments and securities which comprise the Fund’s portfolio and shall furnish to the Board, at any time it so requests, a resume of such portfolio in the form prescribed by the Board. The Adviser shall also render to the Board, at its regularly scheduled meetings, and at such other times as the Board may request, a report on all matters pertaining to the Adviser’s services hereunder, in the form prescribed by the Board. In addition, the Adviser shall furnish the Fund with such reports and other data as the Board shall request, including, without limitation, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund’s portfolio, or similar data relating to securities which the Adviser recommends for inclusion in the portfolio of the Fund.

SECTION 3.  Other Duties and Services.

The Adviser, or any other entity approved by the Fund’s Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, shall keep the books and financial records of the Fund, and on behalf of the Fund shall compute the net asset value of the Fund’s shares (in accordance with any instructions of the Board) at such times as the Board may direct. In compliance with the requirements of Rule 31a-3 of the Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Adviser hereby agrees it will surrender and will cause any other entity that maintains the Fund’s books and financial records hereunder to surrender promptly to the Fund any of such records upon the Fund’s request, and the Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of such Rules any such records as are required to be maintained by Rule 31a-1 thereof. If requested to provide such services, the Adviser or such other entity may obtain, at the Fund’s expense, pricing information from brokers, dealers or others to assist the Adviser or such other entity in computing such net asset value, and the Adviser or such other entity shall perform such other services as are reasonably incidental to the foregoing duties. The Adviser or such other entity shall furnish to the Fund and to such other persons as the Fund may direct, any statements with respect to the net asset value of the Fund and the net asset value per share, at such times, and in such forms, as the Fund may prescribe.

When and if the Board so requests, the Adviser or such other entity shall furnish the Fund with the services of a person or persons satisfactory to the Fund whose duties shall include (except for the legal and auditing aspects thereof) the supervision of the Fund’s financial statements and reports, the preparation of reports to shareholders and others, and any statements or reports required by regulatory authorities of the United States, or states thereof in which the Fund has registered or qualified its shares for sale.

In addition, the Adviser shall furnish, or arrange and pay for others to furnish to the Fund, such office space and facilities, including, without limitation, stenographic, telephone, telegraphic, mailing, and other facilities as the Board shall request in connection with the operations of the Fund. It is the intent of this Agreement that through the staff of the Adviser or of another entity furnishing such services, the Adviser or such other entity shall supply such services as are deemed by the Board to be necessary or desirable and proper for the continuous operation of the Fund. However, neither the Adviser nor such other entity shall be required to perform (a) those services customarily performed by members of the Board; or (b) those services customarily performed by the custodian, transfer agent, registrar, dividend disbursing agent, independent accountants, brokers, dealers or legal counsel.

SECTION 4.  Multiple Capacities.

The Fund understands that the Adviser may act in one or more capacities on behalf of other investment companies and customers. While information and recommendations supplied to the Fund shall, in the Adviser’s judgment, be appropriate under the circumstances and in light of the investment objective of the Fund, they may be different from the information and recommendations supplied by the Adviser or such affiliate to other investment companies and customers. The Adviser shall give the Fund equitable treatment under the circumstances in receiving information, recommendations and any other services requested of the Adviser, but the Adviser shall not be required to give preferential treatment to the Fund as compared with the treatment given by the Adviser to any other investment company or customer.

SECTION 5.  Payment of Expenses.

The Adviser shall assume and pay all of its costs and expenses incurred in performing its duties under this Agreement except that the Fund shall reimburse the Adviser, or such other entity approved by the Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, monthly for (i) the Adviser’s or such other entity’s costs in providing any equipment used for the Fund’s operations, and (ii) to the extent the Adviser or such other entity are required or requested by the Fund to provide such services and the Adviser or such other entity so provides them, the costs of the Adviser or charges of such other entity in providing administrative and accounting services to the Fund including costs or charges, as the case may be, without limitation, for maintaining financial records and bookkeeping, in connection with the daily computation of net asset value per share, in connection with registering or qualifying the Fund or shares of the Fund for sale under applicable federal or state securities laws, in connection with any annual or special meeting of stockholders, and the allocable portion of the compensation paid to employees of the Adviser for furnishing the above-mentioned services to the Fund; provided that the reimbursement to the Adviser for any such costs shall not exceed an amount which would cause the Fund’s ratio of net operating expenses to average net assets during any fiscal year to exceed two percent (2%). The operating expenses of the Fund shall be accrued daily and an interim computation shall be made at the end of each month with respect to such limitation of expenses for the current fiscal year. If the expenses do not exceed the limitation and the Adviser has previously made payments to the Fund with respect to the current fiscal year, the Adviser shall be entitled to the return of such payments up to the amount of the difference between the limitation and the expenses. Any final adjustment for the fiscal year shall be made promptly following the completion of the Fund’s annual audit for such year. The Fund agrees to assume and pay, or reimburse the Adviser or such other entity for, the Fund’s operating expenses, including, without limitation, taxes, interest charges, fees of its attorneys, independent accountants, accounting services agents, custodians, transfer agents and registrars, certain directors’ fees and costs incurred in producing shareholder reports and proxy materials. The Fund will also pay brokerage commissions on its portfolio transactions.

SECTION 6.  Compensation for Services.

As compensation for the Adviser’s services, the Fund will pay to the Adviser, except as otherwise provided in Section 5 hereof, on the last day of each month, a fee at the annual rate of 3/4 of 1% of the Fund’s average daily net asset value. The fee shall be prorated for any portion of a month during which the fee is payable.

The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with instructions of the Board.

SECTION 7.  Liability of the Investment Adviser.

The Adviser shall be liable only for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under this Agreement, and nothing herein shall protect the Adviser against any such liability to the Fund or its shareholders. The Adviser shall not be liable for the acts and omissions of any agent (other than a director, officer or employee of the Adviser) employed by the Adviser, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Fund or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. The Adviser shall not be liable for any defects in title of any property acquired, nor for any loss unless it shall occur through the Adviser’s own willful default.

SECTION 8.  Duration and Termination of this Agreement.

This Agreement shall become effective upon (i) approval by both (x) the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (y) the holders of a majority of the outstanding voting securities of the Fund and (ii) upon completion of the Closing (the “Effective Date”), and shall continue in effect for no more than two years after the Effective Date. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by (i) the Fund’s Board of Directors, or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the 1940 Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

SECTION 9.  Use of the Name “Stratton” by the Fund.

The Adviser hereby consents to use by the Fund of the name “Stratton” in its corporate name. The Fund shall be entitled to use such name so long as the Adviser acts as investment adviser to the Fund. The Fund agrees that its use of the name “Stratton” in its corporate name shall not prevent the Adviser or any other corporation affiliated with it, or its successors or assigns, from using or permitting the use of the name “Stratton,” alone or with any other word or words, for, by or in connection with any other entity or business, whether or not the same directly or indirectly competes or conflicts with the Fund or its business.

In the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall cease to use the name “Stratton,” and the Fund shall take all appropriate or necessary steps to change its corporate name and to terminate use of the name “Stratton” in connection with its business; provided, however, at the sole option of the Adviser, the Fund may continue to use the name “Stratton” so long as all prospectuses and other material intended for investors is appropriately marked to indicate that the Adviser is no longer the Fund’s investment adviser.

SECTION 10.  Definitions.

When used in this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding shares” shall have the meanings given such terms in Sections 2(a) (4), 2(a)(19) and 2(a) (42), respectively, of the Investment Company Act of 1940, as amended.

SECTION 11.  Notices.

Until further notice to the other party, it is agreed that the address of the Fund and of the Adviser to which any notice hereunder is to be delivered or mailed shall be 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406.

SECTION 12.  Concerning Applicable Provisions of Law, Etc.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the Investment Company Act of 1940, as amended. To the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

The laws of the Commonwealth of Pennsylvania shall be controlling and shall govern the construction, validity and effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

STRATTON MID CAP VALUE FUND, INC.

Attest:		By:
	Secretary	Shawn M. Gallagher President

STERLING CAPITAL MANAGEMENT LLC

Attest:		By:
Secretary

APPENDIX B: FORM OF INVESTMENT ADVISORY AGREEMENT OF

STRATTON REAL ESTATE FUND, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of            , 2015 between Stratton Real Estate Fund, Inc., a Maryland corporation (the “Fund”), and Sterling Capital Management LLC, a North Carolina limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund pursuant to an interim investment advisory agreement between the Fund and the Adviser dated as of August 1, 2015 (the “Current Agreement”);

WHEREAS, the Current Agreement will automatically terminate upon the approval of this agreement (the “Agreement”) by the Fund’s shareholders or approval of the reorganization of the Fund into Sterling Capital Stratton Real Estate Fund by the Fund’s shareholders; and

WHEREAS, the Fund and the Adviser wish to enter into this Agreement to replace the Current Agreement upon termination of the Current Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

SECTION 1.  Investment Advisory Services.

The Fund hereby engages the Adviser to act as its investment adviser subject to the terms and conditions herein set forth. The Adviser shall use its staff and other facilities to conduct and maintain a continuous review of the Fund’s portfolio of securities and investments, and shall from time to time recommend to the Fund what securities, in the Adviser’s opinion, should be purchased or sold by the Fund, what portion of the assets of the Fund should remain uninvested, and the extent to which the Fund should otherwise use its investment powers. In conducting such review and making such recommendations, the Adviser shall be guided by the Fund’s investment policies as delineated and limited by the statements contained in documents filed with the Securities and Exchange Commission as amended from time to time, by policies adopted by the Fund’s Board of Directors (the “Board”), and by the provisions of the Investment Company Act of 1940 and the rules promulgated thereunder, so that at all times the Fund shall be in compliance with its policies and the Investment Company Act of 1940. The Fund agrees to supply the Adviser with copies of all such documents and to notify the Adviser of any changes in the Fund’s investment policies and restrictions.

In rendering such investment advisory services to the Fund pursuant to this Agreement, the Adviser may at its own expense employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing the Adviser or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities and such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of the Adviser’s obligations hereunder or otherwise helpful to the Fund.

The Adviser and any person performing executive, administrative or trading functions for the Fund whose services were made available to the Fund by the Adviser is authorized to recommend that the Fund pay, or cause the Fund to pay brokerage commissions to any member of a securities exchange or securities broker or dealer which may be in excess of the amount which another member of such an exchange or broker or dealer would have charged for effecting such transaction, if the Adviser or such officer or employee determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such term is defined in Section 28(e)(3) of the Securities Exchange Act of 1934 and the rules, regulations and releases of the Securities and Exchange Commission thereunder) provided by such member or broker or dealer with respect to the Adviser’s services hereunder, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund.

SECTION 2.  Resumes and Reports, Etc.

The Adviser should maintain a continuous record of all the investments and securities which comprise the Fund’s portfolio and shall furnish to the Board, at any time it so requests, a resume of such portfolio in the form prescribed by the Board. The Adviser shall also render to the Board, at its regularly scheduled meetings, and at such other times as the Board may request, a report on all matters pertaining to the Adviser’s services hereunder, in the form prescribed by the Board. In addition, the Adviser shall furnish the Fund with such reports and other data as the Board shall request, including, without limitation, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund’s portfolio, or similar data relating to securities which the Adviser recommends for inclusion in the portfolio of the Fund.

SECTION 3.  Other Duties and Services.

The Adviser, or any other entity approved by the Fund’s Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, shall keep the books and financial records of the Fund, and on behalf of the Fund shall compute the net asset value of the Fund’s shares (in accordance with any instructions of the Board) at such times as the Board may direct. In compliance with the requirements of Rule 31a-3 of the Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Adviser hereby agrees it will surrender and will cause any other entity that maintains the Fund’s books and financial records hereunder to surrender promptly to the Fund any of such records upon the Fund’s request, and the Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of such Rules any such records as are required to be maintained by Rule 31a-1 thereof. If requested to provide such services, the Adviser or such other entity may obtain, at the Fund’s expense, pricing information from brokers, dealers or others to assist the Adviser or such other entity in computing such net asset value, and the Adviser or such other entity shall perform such other services as are reasonably incidental to the foregoing duties. The Adviser or such other entity shall furnish to the Fund and to such other persons as the Fund may direct, any statements with respect to the net asset value of the Fund and the net asset value per share, at such times, and in such forms, as the Fund may prescribe.

When and if the Board so requests, the Adviser or such other entity shall furnish the Fund with the services of a person or persons satisfactory to the Fund whose duties shall include (except for the legal and auditing aspects thereof) the supervision of the Fund’s financial statements and reports, the preparation of reports to shareholders and others, and any statements or reports required by regulatory authorities of the United States, or states thereof in which the Fund has registered or qualified its shares for sale.

In addition, the Adviser shall furnish, or arrange and pay for others to furnish to the Fund, such office space and facilities, including, without limitation, stenographic, telephone, telegraphic, mailing, and other facilities as the Board shall request in connection with the operations of the Fund. It is the intent of this Agreement that through the staff of the Adviser or of another entity furnishing such services, the Adviser or such other entity shall supply such services as are deemed by the Board to be necessary or desirable and proper for the continuous operation of the Fund. However, neither the Adviser nor such other entity shall be required to perform (a) those services customarily performed by members of the Board; or (b) those services customarily performed by the custodian, transfer agent, registrar, dividend disbursing agent, independent accountants, brokers, dealers or legal counsel.

SECTION 4.  Multiple Capacities.

The Fund understands that the Adviser may act in one or more capacities on behalf of other investment companies and customers. While information and recommendations supplied to the Fund shall, in the Adviser’s judgment, be appropriate under the circumstances and in light of the investment objective of the Fund, they may be different from the information and recommendations supplied by the Adviser or such affiliate to other investment companies and customers. The Adviser shall give the Fund equitable treatment under the circumstances in receiving information, recommendations and any other services requested of the Adviser, but the Adviser shall not be required to give preferential treatment to the Fund as compared with the treatment given by the Adviser to any other investment company or customer.

SECTION 5.  Payment of Expenses.

The Adviser shall assume and pay all of its costs and expenses incurred in performing its duties under this Agreement except that the Fund shall reimburse the Adviser, or such other entity approved by the Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, monthly for (i) the Adviser’s or such other entity’s costs in providing any equipment used for the Fund’s operations, and (ii) to the extent the Adviser or such other entity are required or requested by the Fund to provide such services and the Adviser or such other entity so provides them, the costs of the Adviser or charges of such other entity in providing administrative and accounting services to the Fund including costs or charges, as the case may be, without limitation, for maintaining financial records and bookkeeping, in connection with the daily computation of net asset value per share, in connection with registering or qualifying the Fund or shares of the Fund for sale under applicable federal or state securities laws, in connection with any annual or special meeting of stockholders, and the allocable portion of the compensation paid to employees of the Adviser for furnishing the above-mentioned services to the Fund; provided that the reimbursement to the Adviser for any such costs shall not exceed an amount which would cause the Fund’s ratio of net operating expenses to average net assets during any fiscal year to exceed two percent (2%). The operating expenses of the Fund shall be accrued daily and an interim computation shall be made at the end of each month with respect to such limitation of expenses for the current fiscal year. If the expenses do not exceed the limitation and the Adviser has previously made payments to the Fund with respect to the current fiscal year, the Adviser shall be entitled to the return of such payments up to the amount of the difference between the limitation and the expenses. Any final adjustment for the fiscal year shall be made promptly following the completion of the Fund’s annual audit for such year. The Fund agrees to assume and pay, or reimburse the Adviser or such other entity for, the Fund’s operating expenses, including, without limitation, taxes, interest charges, fees of its attorneys, independent accountants, accounting services agents, custodians, transfer agents and registrars, certain directors’ fees and costs incurred in producing shareholder reports and proxy materials. The Fund will also pay brokerage commissions on its portfolio transactions.

SECTION 6.  Compensation for Services.

As compensation for the Adviser’s services, the Fund will pay to the Adviser, except as otherwise provided in Section 5 hereof, on the last day of each month, a fee at the annual rate of 5/8 of 1% of the Fund’s average daily net asset value. The fee shall be prorated for any portion of a month during which the fee is payable.

The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with instructions of the Board.

SECTION 7.  Liability of the Investment Adviser.

The Adviser shall be liable only for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under this Agreement, and nothing herein shall protect the Adviser against any such liability to the Fund or its shareholders. The Adviser shall not be liable for the acts and omissions of any agent (other than a director, officer or employee of the Adviser) employed by the Adviser, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Fund or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. The Adviser shall not be liable for any defects in title of any property acquired, nor for any loss unless it shall occur through the Adviser’s own willful default.

SECTION 8.  Duration and Termination of this Agreement.

This Agreement shall become effective upon (i) approval by both (x) the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (y) the holders of a majority of the outstanding voting securities of the Fund and (ii) upon completion of the Closing (the “Effective Date”), and shall continue in effect for no more than two years after the Effective Date. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by (i) the Fund’s Board of Directors, or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those directors of the Fund who are not parties to this

Agreement or interested persons of any such party in the manner provided in section 15(c) of the 1940 Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

SECTION 9.  Use of the Name “Stratton” by the Fund.

The Adviser hereby consents to use by the Fund of the name “Stratton” in its corporate name. The Fund shall be entitled to use such name so long as the Adviser acts as investment adviser to the Fund. The Fund agrees that its use of the name “Stratton” in its corporate name shall not prevent the Adviser or any other corporation affiliated with it, or its successors or assigns, from using or permitting the use of the name “Stratton,” alone or with any other word or words, for, by or in connection with any other entity or business, whether or not the same directly or indirectly competes or conflicts with the Fund or its business.

In the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall cease to use the name “Stratton,” and the Fund shall take all appropriate or necessary steps to change its corporate name and to terminate use of the name “Stratton” in connection with its business; provided, however, at the sole option of the Adviser, the Fund may continue to use the name “Stratton” so long as all prospectuses and other material intended for investors is appropriately marked to indicate that the Adviser is no longer the Fund’s investment adviser.

SECTION 10.  Definitions.

When used in this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding shares” shall have the meanings given such terms in Sections 2(a) (4), 2(a)(19) and 2(a) (42), respectively, of the Investment Company Act of 1940, as amended.

SECTION 11.  Notices.

Until further notice to the other party, it is agreed that the address of the Fund and of the Adviser to which any notice hereunder is to be delivered or mailed shall be 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406.

SECTION 12.  Concerning Applicable Provisions of Law, Etc.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the Investment Company Act of 1940, as amended. To the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

The laws of the Commonwealth of Pennsylvania shall be controlling and shall govern the construction, validity and effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

STRATTON REAL ESTATE FUND, INC.

Attest:		By:
	Secretary		Andrew T. DiZio President

STERLING CAPITAL MANAGEMENT LLC

Attest:		By:
	Secretary		Name: Title:

APPENDIX C: FORM OF INVESTMENT ADVISORY AGREEMENT OF THE STRATTON FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this    day of            , 2015 by and between The Stratton Funds, Inc., a Maryland corporation (the “Fund”) and Sterling Capital Management LLC, a North Carolina limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund pursuant to an interim investment advisory agreement between the Fund and the Adviser dated as of August 1, 2015 (the “Current Agreement”);

WHEREAS, the Current Agreement will automatically terminate upon the approval of this agreement (the “Agreement”) by the Fund’s shareholders or approval of the reorganization of the Fund into Sterling Capital Stratton Small Cap Value Fund by the Fund’s shareholders; and

WHEREAS, the Fund and the Adviser wish to enter into this Agreement to replace the Current Agreement upon termination of the Current Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1. Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the Portfolio for the period and on such terms set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the assets to be held uninvested, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain, and to render regular reports to the Fund’s officers and Board of Directors concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund and in compliance with the objectives, policies and limitations set forth in the Fund’s prospectus. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. Portfolio Transactions. The Adviser shall select the brokers or dealers that will execute the purchases and sales of securities for the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution of securities transactions for the Portfolio. Subject to policies established by the Board of Directors of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of the portfolio, or be in breach of any obligation owing to the Fund or in respect of the Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to the accounts, including the Portfolio, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Fund such information relating to Portfolio transactions as they may reasonably request.

3. Compensation of the Adviser. As compensation for the Adviser’s services under this Agreement, the Fund will pay to the Adviser a fee, payable on the last day of each month or as soon as reasonably practicable thereafter, calculated at the annual rate of .90% of the Portfolio’s average daily net asset value. The fee shall be prorated for any portion of a month during which the fee is payable.

The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with instructions of the Board.

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4. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

5. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

6. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Fund.

7. Duration and Termination. This Agreement shall become effective upon (i) approval by both (x) the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (y) the holders of a majority of the outstanding voting securities of the Portfolio and (ii) upon completion of the Closing (the “Effective Date”), and shall continue in effect for no more than two years after the Effective Date. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by (i) the Fund’s Board of Directors, or (ii) the vote of a majority of the outstanding voting securities of the Portfolio; and in either event by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the 1940 Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 7, the terms “assignment,” “interested person,” and “a vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

8. Name of Adviser. The Fund agrees that if this Agreement terminates for any reason it shall promptly take such action as may be necessary to delete from its corporate name and/or the name of the Portfolio any reference to the name of the Adviser promptly after receipt from the Adviser of a written request therefore.

9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this              day of            , 2015.

THE STRATTON FUNDS, INC.

Attest:
Gerald M. Van Horn President

STERLING CAPITAL MANAGEMENT LLC

Attest:
Name: Title:

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Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Proxy Statements and Prospectus are available at www.proxyvote.com.

M95610-S35947

STRATTON MID CAP VALUE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Stratton Mid Cap Value Fund (the “Fund”) hereby appoints Michelle Whalen and Patricia Sloan, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on July 30, 2015 at a Joint Special Meeting of Shareholders to be held at the offices of the Funds’ investment advisor, Sterling Capital Management LLC (“Sterling Capital”), at 150 South Warner Road, Suite 460-A, King of Prussia, PA 19406 on October 28, 2015 at 9:00 a.m. Eastern Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statements/Prospectus and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statements/Prospectus.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M95609-S35947	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals:				For	Against	Abstain

1.	To approve a new investment advisory agreement between Sterling Capital and the Stratton Mid Cap Value Fund;			☐	☐	☐

2.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Mid Cap Value Fund to, and the assumption of all of the liabilities of the Stratton Mid Cap Value Fund by, Sterling Capital Funds (“Sterling Funds”), which shall assign such assets and liabilities to the Sterling Capital Stratton Mid Cap Value Fund (an “Acquiring Fund”), a corresponding newly-created series of Sterling Funds, in exchange for the shares of the Sterling Capital Stratton Mid Cap Value Fund, which would be distributed pro rata by the Stratton Mid Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Mid Cap Value Fund (a “Reorganization”);			☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date